Soundwatch Hedged Equity ETF
Schedule of Investments
July 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 98.9%(a)		Shares	Value
iShares Core S&P 500 ETF(b)		248,111	$157,525,674
TOTAL EXCHANGE TRADED FUNDS (Cost $68,162,759)			157,525,674

PURCHASED OPTIONS - 0.9%(c)	Notional Amount	Contracts	Value
Call Options - 0.3%			$–
S&P 500 Index (c)(d)		–	$–
Expiration: 12/31/2025; Exercise Price: $6,260.00	$3,169,695	5	177,825
Expiration: 12/31/2025; Exercise Price: $6,300.00	5,705,451	9	294,525
Total Call Options			472,350

Put Options - 0.6%			$–
S&P 500 Index, Expiration: 09/30/2025; Exercise Price: $5,860.00	$159,118,689	251	1,020,315
TOTAL PURCHASED OPTIONS (Cost $2,447,908)			1,492,665

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 2.9%		Shares	Value
First American Government Obligations Fund - Class X, 4.25%(d)		4,688,421	4,688,421
TOTAL MONEY MARKET FUNDS (Cost $4,688,421)			4,688,421

TOTAL INVESTMENTS - 102.7% (Cost $75,299,088)			163,706,760
Liabilities in Excess of Other Assets - (2.7)%			(4,349,104)
TOTAL NET ASSETS - 100.0%			$159,357,656

WRITTEN OPTIONS - (1.1)%(c)	Notional Amount	Contracts	Value
Call Options - (0.7)%
S&P 500 Index, Expiration: 09/30/2025; Exercise Price: $6,580.00	$(159,118,689)	(251)	$(1,106,910)

Put Options - (0.4)%
S&P 500 Index (a)(b)		–	$–
Expiration: 09/30/2025; Exercise Price: $5,370.00	$(159,118,689)	(251)	$(387,795)
Expiration: 12/31/2025; Exercise Price: $6,260.00	(3,169,695)	(5)	$(90,125)
Expiration: 12/31/2025; Exercise Price: $6,300.00	(5,705,451)	(9)	$(172,305)
Total Put Options			(650,225)
TOTAL WRITTEN OPTIONS (Premiums received $2,530,813)			$(1,757,135)

Percentages are stated as a percent of net assets.	–%

(a)
The Fund currently invests a portion of its assets in iShares Core S&P 500 ETF (“IVV”). The Fund may redeem its investment from IVV at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of IVV. The expense ratio of IVV is 0.03% of average net assets as reflected in the most current prospectus. The financial statements of IVV, including its portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov. As of July 31, 2025, the percentage of the Fund’s net assets invested in IVV was 98.9%.

(b)	A portion of the security is pledged as collateral.
(c)	Non-income producing securities.
(d)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

Soundwatch Hedged Equity ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$157,525,674	$–	$–	$157,525,674
Purchased Options	–	1,492,665	–	1,492,665
Money Market Funds	4,688,421	–	–	4,688,421
Total Investments	$162,214,095	$1,492,665	$–	$163,706,760

Liabilities:
Investments:
Written Options	$–	$(1,757,135)	$–	$(1,757,135)
Total Investments	$–	$(1,757,135)	$–	$(1,757,135)

Refer to the Schedule of Investments for further disaggregation of investment categories.